UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: January 15, 2009
(Date of earliest event reported)

 Oragenics, Inc
(Exact name of registrant as specified in its charter)

FL	001-38122	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13700 Progress Blvd	32615
(Address of principal executive offices)	(Zip Code)

386-418-4018
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 15, 2009, ONI BioPharma Inc.’s (“ONI BioPharma” or the “Company”) Chief Executive Officer, Stanley Stein and Chief Scientific Officer, Jeffrey Hillman are scheduled to use a PowerPoint presentation (the “Presentation”) and Fact Sheet (“Fact Sheet”), with certain interested persons in Paris, France. The Presentation provides a summary of the Company’s product divisions and the technologies within each division, with an emphasis on the recent launch and marketing of EvoraPlus™, which is expected to serve as a revenue base for the other divisions.  The Presentation also focused on the recent listing of the Company’s common stock on Alternext Paris exchange and the benefits of doing so.  The Fact Sheet summarizes certain information from the Presentation.

Copies of the January 15, 2009 slide Presentation and Fact Sheet are attached hereto as Exhibits 99.1 and 99.2 respectively, to this report and are incorporated by reference.

The information in this Current Report on Form 8-K, including the Presentation  and Fact Sheet attached hereto respectively as Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing this information, ONI BioPharma makes no admission as to the materiality of any information in this report. The information contained in the this report is intended to be considered in the context of ONI BioPharma’s filings with the SEC and other public announcements that ONI BioPharma makes, by press release or otherwise, from time to time.  ONI BioPharma undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any information contained in the Presentation and Fact Sheet should be read in the context of and with due regard to the more detailed information provided in other documents we file with or furnish to the Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2007 and our quarterly report on Form 10-Q for the quarter ended September 30, 2008 and through press releases or through other public disclosure.

Item 9.01 FINANCIAL INFORMATION AND EXHIBITS

Exhibits.

Number	Description

99.1	Power Point Presentation dated January 15, 2009

99.2	Fact Sheet dated January 15, 2009

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 14th day of January, 2009.

ORAGENICS, INC.

BY:	/s/ David B. Hirsch
David B. Hirsch
Chief Financial Officer